                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               November 30, 1995




                               FAY'S INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     0-5179
                            (Commission File Number)

     State of New York                     16-0919350
     (State of Incorporation)              (I.R.S. Employer
                                            Identification No.)


             7245 HENRY CLAY BOULEVARD, LIVERPOOL, NEW YORK   13088
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (315) 451-8000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  On October 20, 1995, the Registrant and its wholly owned subsidiary, Wheels Discount Auto Supply, Inc., entered into a definitive agreement ("Asset Purchase Agreement" or the "Agreement") to sell the inventory and store assets used in the operation of its Wheels Discount Auto Supply Division ("Wheels" or "Wheels Division") to Western Auto Supply Company ("Western Auto"), a wholly owned subsidiary of Sears Roebuck and Co.. The Wheels Division consisted of 81 discount automotive parts and supply stores operating in New York and in Pennsylvania. The transfer of assets of the Wheels Division to Western Auto was completed on November 30, 1995 (the "Closing Date").

  The purchase price for Wheels' inventory and stores assets is an amount equal to the book value of such inventory and store assets on the Closing Date plus $4,500,000. Except as specifically provided for in the Asset Purchase Agreement, Registrant will retain the liabilities of Wheels arising from the operations, activities and transactions through the Closing Date. On the Closing Date, Western Auto remitted to Registrant an estimated purchase price of $36,965,165 less $2,000,000 placed in escrow pending final determination of the closing purchase price. In addition, on the Closing Date Western Auto retained $700,000 pending delivery of landlord consents to the assignment of 14 leases ($50,000 per consent) not delivered as of the Closing Date.

  The closing purchase price will be determined after completion of an audit of Wheels' Closing Date balance sheet. Calculation of the closing purchase price based on the audited closing balance sheet is subject to binding arbitration in the event Western Auto disagrees with such calculation in an amount exceeding $150,000.

  Under the terms of the Agreement, Registrant made various representations and warranties and has agreed to indemnify Western Auto for any breaches thereof. No indemnification shall be made in favor of Western Auto unless all claims for such indemnification exceed in the aggregate $350,000. Registrant's maximum indemnification obligation for such losses is $17,500,000.

  On the Closing Date, Registrant also entered into various agreements with Western Auto pursuant to the Asset Purchase Agreement including: (a) subleases for two (2) leases under which Registrant continues to conduct retail operations; (b) assignment of four (4) leases for stores not being operated by Wheels; and, (c) an agreement whereby Registrant will provide certain transitional distribution and office services to Western Auto.

  There are no material relationships between the Registrant or any of its affliates, officers, directors or any associate of such director or officer and Western Auto or any of its affiliates, directors or offficers or any associates of such directors or officers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

  Not applicable

(b)  Pro Forma Financial Information

  The following unaudited pro forma condensed consolidated financial statements are filed with this report.

  Pro Forma Condensed Consolidated Balance
   Sheet at October 28, 1995 ........................................ Page F-1
  Pro Forma Condensed Consolidated Statements of Net Earnings:
     Year Ended January 28, 1995 .................................... Page F-2
     Thirty-Nine Weeks Ended October 28, 1995 ....................... Page F-3

  The Pro Forma Condensed Consolidated Balance Sheet of Registrant at October 28, 1995 reflects the financial position of Registrant after giving effect to the disposition of the assets and assumption of liabilities discussed in Item 2 and assumes that the disposition took place on October 28, 1995. The Pro Forma Condensed Consolidated Statements of Net Earnings for the fiscal year ended January 28, 1995 and the thirty-nine weeks ended October 28, 1995 assume that the disposition occurred on January 30, 1994, and are based on the operations of Registrant for the year ended January 28, 1995 and the thirty-nine weeks ended October 28, 1995. These statements are based on preliminary analyses and estimates, and are subject to further adjustment including adjustments in the assumed purchase price as detailed in Item 2.

  The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

(c)  Exhibits

2. Asset Purchase Agreement by and among Wheels Discount Auto Supply, Inc., Fay's Incorporated and Western Auto Supply Company dated October 20, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   FAY'S INCORPORATED
                                                   ------------------
                                                       (Registrant)


                                                   /s/ James F. Poole, Jr.
                                                   -----------------------
                                                   James F. Poole, Jr.
                                                   Senior Vice President-Finance
                                                   and Chief Financial Officer

                                                   Dated:  December 15, 1995

                      FAY'S INCORPORATED AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                           (in thousands of dollars)


                                                           Pro Forma Adjustments
                                                           ---------------------


                                             Historical     WDA (a)     Other           Pro Forma
                                             ----------     -------     ------          ---------
Current Assets:
  Cash                                    $       1,625  $      81   $  39,568  (b)  $     41,112
  Accounts receivable                            34,267        383         133  (c)        34,017
  Merchandise inventories                       184,973     22,750                        162,223
  Prepaid expenses                                6,928        871         245  (c)         6,302
  Refundable income taxes                         1,424          -           -              1,424
                                                -------     ------      ------            -------
    Total Current Assets                        229,217     24,085      39,946            245,078

Deferred Income Taxes                             1,572                                     1,572
Property and Equipment, net                      72,179     11,510       2,200  (d)        62,869
Intangible and Other Assets, net                 31,130      4,211           -             26,919
                                                -------     ------      ------            -------
Total Assets                              $     334,098  $  39,806   $  42,146       $    336,438
                                                =======     ======      ======            =======

Current Liabilities:
  Notes payable, bank                     $      14,855  $           $               $     14,855
  Accounts payable, trade                        86,811      9,210       9,210  (e)        86,811
  Accrued payroll and related taxes               7,729        321         896  (e)         8,304
  Other current liabilities                      21,282      2,717       2,200  (e)        20,765
  Federal and state income taxes payable              -                    119  (e)           119
  Current portion of long-term debt and
    obligation under leases                      10,147          -           -             10,147
                                                -------     ------      ------            -------
    Total Current Liabilities                   140,824     12,248      12,425            141,001

Long-Term Debt                                   74,127                                    74,127
Obligation Under Leases                           1,282                                     1,282
Deferred Gain and Other Liabilities               3,236                  2,000  (e)         5,236
Accrued Postretirement Benefit
 Obligation                                       7,394                                     7,394
Total Stockholders' Equity                      107,235     27,558      27,721            107,398
                                                -------     ------      ------            -------
                                          $     334,098  $  39,806   $  42,146       $    336,438
                                                =======     ======      ======            =======



--------------------
(a) To eliminate the assets and liabilities included in the balance sheet of the Company's Wheels Discount Auto Supply Division ("WDA") as of October 28, 1995.
(b) To reflect the proceeds from the sale of WDA based on the net book value of assets as of October 28, 1995. The actual purchase price will be based on the net book value of assets at November 30, 1995 and accordingly amounts presented here may not be indicative of the actual proceeds to be realized.
(c) To reflect accounts receivable and prepaid expenses retained by the Company.
(d) To reflect fixed assets retained by the Company for sale net of adjustments to reduce carrying value of such assets to estimated net realizable value.
(e) To reflect liabilities retained by the Company, transaction costs, and the accrual of costs associated with a lease commitment on a vacant distribution facility retained by the Company.

                      FAY'S INCORPORATED AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS
                      FOR THE YEAR ENDED JANUARY 28, 1995
                                  (Unaudited)
                (in thousands of dollars except per share data)


                                                         Pro Forma Adjustments
                                                         ---------------------

                                           Historical     WDA (a)      Other           Pro Forma
                                           ----------     -------     -------          ---------

Net sales                               $   1,038,110  $  64,142   $                $    973,968

Costs and Expenses:
-------------------
Cost of merchandise sold                      735,324     36,924                         698,400
Selling, general and administrative           255,976     23,538         175   (b)       232,613
Depreciation and amortization                  16,264      1,633                          14,631
Interest expense, net                           8,493      1,064      (1,125)  (c)         6,304
                                            ---------     ------      ------             -------
  Total cost and expenses                   1,016,057     63,159        (950)            951,948
                                            ---------     ------      ------             -------

Earnings before income taxes                   22,053        983         950              22,020
Provision for income taxes                      9,417        414         406               9,409
                                            ---------     ------      ------             -------
Net earnings                            $      12,636  $     569   $     544        $     12,611
                                            =========     ======      ======             =======

Average shares outstanding including
  common stock equivalents                     20,357                                     20,357

Earnings per share                      $         .62                               $        .62
                                            =========                                    =======


---------------------------
(a)  To eliminate the profit of WDA for the entire period.
(b) To reflect costs that would not have been eliminated due to the sale of WDA.
(c)  To reflect estimated reduction in interest cost.

                      FAY'S INCORPORATED AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS
                FOR THE THIRTY-NINE WEEKS ENDED OCTOBER 28, 1995
                                  (Unaudited)
                (in thousands of dollars except per share data)


                                                         Pro Forma Adjustments
                                                         ---------------------

                                           Historical     WDA (a)     Other           Pro Forma
                                           ----------     -------     ------          ---------
Net sales                               $     808,927  $  64,111   $               $    744,816

Costs and Expenses:
-------------------
Cost of merchandise sold                      580,726     37,904                        542,822
Selling, general and administrative           203,524     23,943        130   (b)       179,711
Depreciation and amortization                  12,884      1,392                         11,492
Interest expense, net                           6,676      1,009       (927)  (c)         4,740
                                              -------     ------       ----             -------
  Total cost and expenses                     803,810     64,248       (797)            738,765
                                              -------     ------       ----             -------

Earnings before income taxes                    5,117       (137)       797               6,051
Provision for income taxes                      2,152        (53)       335               2,540
                                              -------     ------       ----             -------
Net earnings                            $       2,965  $     (84)  $    462        $      3,511
                                              =======     ======       ====             =======

Average shares outstanding including
  common stock equivalents                     20,830                                    20,830

Earnings per share                      $         .14                              $        .17
                                              =======                                   =======


----------------------------
(a)  To eliminate the profit of WDA for the entire period.
(b) To reflect costs that would not have been eliminated due to the sale of WDA.
(c)  To reflect estimated reduction in interest cost.